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                          SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC 20549

                                 ___________________

                                      FORM 8-K/A
                        Amendment No. 2 and Final Amendment to
                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                 ___________________


Date of report (Date of earliest event reported): April 25, 1996





                                     BARRA, INC.
                (Exact name of registrant as specified in its charter)


       California                 0-19690                     94-2993326
(State or Other Jurisdiction     (Commission                 (IRS Employer
    of Incorporation)            File Number)              Identification No.)



1995 UNIVERSITY AVENUE, BERKELEY, CA                              94704-1058
(Address of principal executive office)                           (Zip code)



Registrant's telephone number, including area code: (510) 548-5442




                                         None
            (Former Name or Former Address, if Changed Since Last Report)

The purpose of this Amendment is to file additional materials with the Securities and Exchange Commission in connection with the reported event and to describe the terms of the consummation of the reported event.
_______________________________________________________________________________

This Amendment No. 2 to Form 8-K consists of 4 pages.


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This Amendment No. 2 amends the Form 8-K Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, filed by BARRA, Inc. (the "Registrant"), with the Securities and Exchange Commission (the "Commission") on April 26, 1996, and amended on July 3, 1996, relating to an Agreement and Plan of Reorganization (the "Agreement") entered into between the Registrant, Rogers, Casey & Associates, Inc. ("RCA"), Stephen Rogers and John F. Casey dated April 25, 1996, and amended on July 23, 1996, which provides for the issuance of 481,366 shares of Registrant's common stock, without par value, for all of the outstanding shares of RCA. In addition, RCA option holders have exchanged all of their RCA options for options to purchase 30,257 shares of Registrant's common stock.


Item 2.  Acquisition or Disposition of Assets.

    (a) On July 24, 1996, the Registrant consummated the transactions contemplated in the Agreement. Pursuant to the terms of the Agreement, RCA was merged with a wholly-owned subsidiary of the Registrant, with RCA remaining as the surviving corporation (the "Merger"). Each issued and outstanding share of common stock of RCA was converted into 5.03623 shares of the Registrant's Common Stock, for a total exchange of 481,366 shares of the Registrant's Common Stock (in addition RCA option holders have exchanged all of their RCA options for options to purchase 30,257 shares of Registrant's common stock). Subsequent to the Merger, RCA became a wholly-owned subsidiary of Registrant. Pursuant to an understanding between the Registrant and RCA, John F. Casey was appointed to the Board of the Registrant on July 25, 1996.

    (b) RCA is an investment consulting and special assets advisory firm. The Registrant intends to continue the business of RCA as previously conducted.


Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: Financial Statements of RCA and its Subsidiaries. Filed as Exhibit 99.5 to Amendment No. 1 to Form 8-K of the Registrant dated April 26, 1996, and amended July 3, 1996, and incorporated by reference in this Amendment No. 2 to Form 8-K.

    (b) PRO FORMA FINANCIAL INFORMATION: The Registrant and its Subsidiaries Amended Pro Forma Condensed Combining Financial Information, filed as Exhibit 99.2 to this Amendment No. 2 to Form 8-K

    (c) EXHIBITS: The Agreement. The original Agreement (prior to its amendment on July 23, 1996) was filed as Exhibit 99.10 to Amendment No. 1 to Form 8-K of the Registrant dated April 26, 1996, and amended July 3, 1996, and is incorporated by reference in this Amendment No. 2 to Form 8-K. The July 23, 1996, Amendment to the Agreement is filed as Exhibit 2.1 to this Amendment No. 2 to Form 8-K.



                     [Remainder of page intentionally left blank]

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  August 8, 1996                  BARRA, INC.



                                       By:     /s/   James D. Kirsner
                                           -------------------------------

                                       Title: Chief Financial Officer
                                             -----------------------------


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                                  INDEX TO EXHIBITS



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EXHIBIT  DESCRIPTION                                            REFERENCE TO PRIOR FILINGS

 99.1    Financial Statements of RCA and its Subsidiaries.       Filed as Exhibit 99.5 to Amendment No. 1
                                                                 to Form 8-K of the Registrant dated April
                                                                 26, 1996 and amended July 3, 1996, and
                                                                 incorporated by reference in this
                                                                 Amendment No. 2 to Form 8-K.


 99.2    The Registrant and its Subsidiaries Amended Pro
         Forma Condensed Combining Financial Information

  2.1    The Agreement and Plan of Reorganization by and         The original Agreement (prior to its
         among Registrant, RCA, Stephen Rogers and John F.       amendment on July 23, 1996)
         Casey dated April 25, 1996, and amended on July         was filed as Exhibit 99.10 to Amendment No. 1 to Form
         23, 1996 (the "Agreement").                             8-K of the Registrant dated April 26, 1996,
                                                                 and amended July 3, 1996, and is
                                                                 incorporated by reference in this
                                                                 Amendment No. 2 to Form 8-K.  The July
                                                                 23, 1996, Amendment to the Agreement
                                                                 is filed as Exhibit 2.1 to this Amendment
                                                                 No. 2 to Form 8-K.


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